UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2026

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2026, Dana Incorporated, a Delaware corporation (“Dana”), entered into definitive agreements with Eaton Corporation plc, an Irish public limited company (“Eaton”), Eaton Corporation, a corporation registered in the State of Ohio and a wholly owned subsidiary of Eaton (“Eaton Ohio”), Eaton Capital Unlimited Company, an Irish public unlimited company and a wholly owned subsidiary of Eaton (“Eaton HoldCo” and, together with Eaton and Eaton Ohio, collectively, the “Eaton Parties”), Mobility (USA) Corporation, a Delaware corporation and a wholly owned subsidiary of Eaton (“SpinCo”), and Atlas Mobility Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SpinCo (“Merger Sub”), with respect to a Reverse Morris Trust transaction, and pursuant to which, subject to the terms and conditions of such definitive agreements, (i) Eaton will cause to be transferred, and SpinCo will accept and assume (or cause to be accepted and assumed), all of the rights, titles and interests to and under certain assets and liabilities relating to Eaton’s Vehicle and eMobility business segments (the “SpinCo Business”) (the “Restructuring”), (ii) Eaton will make a distribution to its shareholders of all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) held by Eaton, to be effected at Eaton’s election either by way of (a) an issuance by SpinCo of 100% of the shares of SpinCo Common Stock to Eaton’s shareholders on a pro rata basis (the “Spin-Off”) or (b) the consummation of an exchange offer whereby Eaton redeems Eaton ordinary shares held by certain Eaton shareholders electing to participate in such exchange offer in exchange for the issuance by SpinCo of shares of SpinCo Common Stock to such shareholders (the “Exchange Offer”), which may be followed by a pro-rata, clean-up issuance by SpinCo of any remaining shares of SpinCo Common Stock to Eaton’s shareholders (a “Clean-up Spin-Off” and, the distribution of 100% of the SpinCo Common Stock by way of the Spin-Off or the Exchange Offer followed by a Clean-up Spin-Off, the “Distribution”) and (iii) following the Distribution, Merger Sub will be merged with and into Dana, with Dana as the surviving entity (the “Merger”) and each outstanding share of Dana will be converted into the right to receive one (1) share of SpinCo Common Stock (collectively, the “Proposed Combination”). When the Merger is completed, Dana will become a wholly-owned subsidiary of SpinCo, which will be renamed “Dana Incorporated”.

When the Merger is completed, former Eaton shareholders will own at least 50.1% and former Dana shareholders will own approximately 49.9% of the outstanding shares of SpinCo Common Stock on a fully diluted basis. The transaction has been unanimously approved by the Boards of Directors of both Dana and Eaton. The Distribution and the Merger are intended to be tax-free to Dana and Eaton shareholders for U.S. federal income tax purposes.

The definitive agreements entered into in connection with the transaction include (i) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 10, 2026, by and among Eaton, Eaton Ohio, SpinCo, Merger Sub and Dana, and (ii) a Separation and Distribution Agreement (the “Separation Agreement”), dated as of June 10, 2026, by and among Eaton, Eaton Ohio, Eaton HoldCo, SpinCo and Dana. Dana, SpinCo and the Eaton Parties will also enter into additional agreements, including, among others:

•

a Tax Matters Agreement, which will govern, among other things, the Eaton Parties’, Dana’s and SpinCo’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the intended tax-free nature of the transactions contemplated by the Separation Agreement and certain other tax matters;

•

an Employee Matters Agreement, which will govern, among other things, the Eaton Parties’, Dana’s and SpinCo’s obligations with respect to current and former employees of Eaton and of the SpinCo Business;

•	a Transition Services Agreement, which will govern, among other things, the parties’ respective rights and obligations with respect to the provision of certain transition services;

•	a Real Estate Matters Agreement, which will govern, among other things, the allocation and transfer of real estate between Eaton and SpinCo and the colocation of Eaton and SpinCo;

•	a Confirmation of Intellectual Property Assignment, which will govern, among other things, the confirmation of assignment of certain intellectual property between Eaton and SpinCo;

•

an Intellectual Property Cross License Agreement, which will govern, among other things, the granting of licenses between Eaton and SpinCo concerning certain intellectual property used in the other party’s business;

•

one or more Trademark License Agreements, which will govern, among other things, the granting of licenses by Eaton to SpinCo concerning certain Eaton trademarks in connection with the SpinCo Business; and

•

a Stock Purchase Agreement pursuant to which, immediately prior to the Distribution, a corporate subsidiary of Dana will acquire all of the outstanding equity interests of Royal Precision Holding Corp. (the “Royal Precision Equity Interests”) from Eaton Ohio.

The Separation and Distribution Agreement

Separation

The Separation Agreement sets forth the terms and conditions regarding the separation of the SpinCo Business from Eaton. The Separation Agreement identifies and provides for Eaton to cause certain of its subsidiaries to transfer certain assets to SpinCo and its subsidiaries (collectively, “SpinCo Group”), for SpinCo and other members of the SpinCo Group to transfer certain assets to certain subsidiaries of Eaton, for SpinCo and other members of the SpinCo Group to assume certain liabilities from certain subsidiaries of Eaton and for Eaton to cause certain of its subsidiaries to assume certain liabilities from SpinCo and other members of the SpinCo Group. The Separation Agreement also governs the rights and obligations of Eaton and SpinCo regarding the issuance of SpinCo Common Stock to Eaton’s shareholders. Pursuant to the Separation Agreement, the Distribution will be effected either by means of a Spin-off or an Exchange Offer (and, if applicable, followed by a Clean-up Spin-off). Eaton must elect whether to conduct the Distribution by Spin-off or Exchange Offer within 45 days of the date of the Separation Agreement.

Distribution

Prior to, and as a condition of, the Distribution, SpinCo will make a cash payment to Eaton Ohio equal to approximately $1.1 billion (the “SpinCo Payment”), subject to adjustment for cash and indebtedness of SpinCo, the purchase price payable for the Royal Precision Equity Interests and, if applicable, the purchase price payable for certain specified SpinCo Business assets. On June 10, 2026, Dana, SpinCo and Goldman Sachs Bank USA (“Goldman Sachs”) executed a 364-day bridge loan facility commitment letter pursuant to which Goldman Sachs has committed to provide $2.6 billion of bridge financing (the “Bridge Facility”) to Dana and SpinCo to fund the amount of the SpinCo Payment and the refinancing of certain existing Dana indebtedness and to pay fees and expenses related to the transactions contemplated by the Merger Agreement and the Separation Agreement, on the terms and conditions set forth therein. The Bridge Facility is expected to be replaced with permanent financing (the “Permanent Financing”), which may include one or more term loan facilities and/or senior notes issuances.

Certain Other Matters

The Separation Agreement also sets forth other agreements between Eaton and SpinCo related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts, novation of liabilities, splitting of shared contracts and third-party consents. The Separation Agreement governs certain aspects of the relationship between Eaton and SpinCo after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. SpinCo, on the one hand, and Eaton Ohio and Eaton HoldCo, on the other hand, have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to the SpinCo Business and Eaton’s retained business, respectively.

Conditions

Consummation of the Distribution is subject to various conditions, including the satisfaction or waiver of all conditions under the Merger Agreement (which include the completion of the SpinCo Payment and other conditions described below).

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement

Structure

Under the terms of the Merger Agreement, immediately following the Distribution, Dana will merge with and into Merger Sub (the “Merger”), with Dana surviving the Merger as a wholly-owned subsidiary of SpinCo.

Post-Closing Governance

The Merger Agreement provides that, as of the closing of the Merger, the Board of Directors of SpinCo (the “Board”) will be comprised of (i) all of the then-current Dana directors and (ii) (a) one (1) current executive officer of Eaton designated by Eaton prior to the Merger effective time and (b) two (2) current Eaton directors designated by Eaton prior to the Merger effective time (the designees of Eaton to the Board, the “Eaton Designees”). The Eaton Designees will meet the requirements under the rules and regulations of the New York Stock Exchange (the “NYSE”) to be considered independent directors of the Board and have skills that are complementary to those of the existing Dana directors and will otherwise be subject to Dana’s prior approval (not to be unreasonably withheld, conditioned or delayed).

Closing Conditions

Consummation of the Merger is subject to various customary conditions under the Merger Agreement including, among others: (i) the accuracy of representations and warranties and compliance with covenants, subject to certain customary exceptions and qualifications; (ii) the adoption of the Merger Agreement and the approval of the Merger by the affirmative vote of holders of a majority of the outstanding shares of Dana common stock entitled to vote thereon; (iii) the effectiveness of registration statements to be filed by Eaton and SpinCo with the Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction; (iv) the absence of any law restraining, enjoining, or otherwise prohibiting the consummation of the Restructuring, the Distribution or the Merger; (v) the consummation of the Restructuring, the

Distribution and related transactions; (vi) the receipt by Eaton and Dana of certain opinions of counsel as to tax matters pertaining to the Proposed Combination; (vii) the receipt of certain U.S. and international regulatory clearances; and (viii) the approval of the New York Stock Exchange (“NYSE”) of the listing on the NYSE of the newly issued shares of SpinCo Common Stock in the Distribution and the Merger.

Representations, Warranties and Covenants

Dana and Eaton (on behalf of itself and SpinCo) make certain customary and mutual representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Eaton not to take certain actions prior to the closing of the Proposed Transaction with respect to the SpinCo Business without the prior approval of Dana. In addition, Dana also agreed not to take certain actions with respect to its business prior to the closing of the Merger without the approval of Eaton. Dana and Eaton have also agreed in the Merger Agreement to covenants to not solicit competing transactions.

Termination

The Merger Agreement contains specified termination rights for Dana and Eaton, including in the event that the Merger has not been consummated on or prior to June 10, 2027 (subject to a three-month extension in connection with outstanding regulatory approvals or completion of the Distribution). Additionally, the Merger Agreement requires Dana to pay Eaton a termination fee of $158.7 million if the Merger Agreement is terminated under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.2 and is incorporated herein by reference.

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about Dana, the Eaton Parties, SpinCo, Merger Sub or any of their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement and the Separation Agreement contain representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement and the Separation Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement and the Separation Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement and the Separation Agreement or such other date or dates as may be specified in the Merger Agreement or the Separation Agreement, as applicable, and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement and the Separation Agreement not in isolation but only in conjunction with the other information about Dana and Eaton and their respective subsidiaries that the respective companies include in reports and statements they file with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Eaton, Dana and SpinCo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,”

“target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction and financing of the transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic and synergistic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Eaton’s and Dana’s current expectations and are subject to risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, the ability to complete the proposed transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder and/or regulatory approvals; risks related to difficulties, inabilities or delays in integrating the businesses of Dana and SpinCo; the ability to realize the anticipated benefits of the proposed transaction, including estimated combined EBITDA, estimated combined revenue and estimated run-rate cost synergies; potential impact of the announcement or consummation of the proposed transaction on Eaton and Dana’s stock prices; restrictions on the conduct of Eaton and Dana’s respective businesses prior to closing and on each of their ability to pursue alternatives to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the ability of the combined company to implement its business strategy; the inability of the combined company to retain and hire key personnel; the occurrence of any event that could give rise to termination of the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; risks relating to the ability to obtain financing for the transaction upon acceptable terms or at all; evolving legal, regulatory and tax regimes; changes in general economic and/or industry specific conditions; global economic repercussions related to U.S. and global inflationary pressures and potential recessionary concerns; the risks that the anticipated tax treatment of the proposed transaction is not obtained; the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Eaton; risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and other risk factors detailed from time to time in Eaton and Dana’s reports filed with the SEC, including Eaton and Dana’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Eaton, Dana or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, SpinCo may file with the SEC an information statement on Form 10 (“Form 10”) or a registration statement on Form S-1/S-4 (the “Form S-1/S-4”) that constitutes a prospectus with respect to the shares of common stock, par value $0.01 per share, of SpinCo (the “SpinCo shares”) to be issued to Eaton shareholders in the proposed exchange offer (the “prospectus/offer to exchange”). Eaton may also file with the SEC a tender offer statement (the “Schedule TO”) with respect to the offer by Eaton to exchange all SpinCo shares for ordinary shares, par value $0.01 per share, of Eaton that are validly tendered and not properly withdrawn prior to the expiration of the exchange offer (if any). In addition, SpinCo intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of Dana and that also constitutes a prospectus of SpinCo with respect to the SpinCo shares to be issued in the proposed merger (the “proxy statement/prospectus”). Each of Eaton, SpinCo and Dana may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form 10, Form S-1/S-4, Schedule TO, Form S-4, prospectus/offer to exchange, proxy statement/prospectus or any other document that Eaton, SpinCo or Dana may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, THE SCHEDULE TO, THE PROSPECTUS/OFFER TO EXCHANGE, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EATON, DANA, SPINCO AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Form 10, Form S-1/S-4, Schedule TO, Form S-4, the prospectus/offer to exchange and the proxy statement/prospectus (if and when available) and other documents containing important information about Eaton, Dana and SpinCo and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Eaton and SpinCo will be available free of charge on Eaton’s website at https://www.eaton.com/us/en-us/company/investor-relations.html. Copies of the documents filed with, or furnished to, the SEC by Dana will be available free of charge on Dana’s website at https://danaincorporated.gcs-web.com/. The information included on, or accessible through, Eaton or Dana’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Eaton, Dana, SpinCo and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Eaton, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Eaton’s proxy statement for its 2026 Annual General Meeting of Shareholders, which was filed with the SEC on March 13, 2026. Information about the directors and executive officers of Dana, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Dana’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 13, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Form 10, Form S-1/S-4, Schedule TO, Form S-4, the prospectus/offer to exchange and the proxy statement/prospectus carefully if and when available before making any voting or investment decisions. You may obtain free copies of these documents from Eaton or Dana using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or in a transaction exempt from the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Separation and Distribution Agreement, dated as of June 10, 2026, by and among Eaton Corporation plc, Eaton Corporation, Eaton Capital Unlimited Company, Mobility (USA) Corporation, and Dana Incorporated

2.2*	Agreement and Plan of Merger, dated as of June 10, 2026, by and among Eaton Corporation plc, Eaton Corporation, Mobility (USA) Corporation, Atlas Mobility Sub, Inc and Dana Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Dana agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

By:	/s/ Douglas H. Liedberg
Name:	Douglas H. Liedberg
Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

Date: June 11, 2026